J.P. MORGAN INCOME FUNDS

JPMorgan Multi-Sector Income Fund

(All Shares Classes)

(a series of JPMorgan Trust I)

Supplement dated August 22, 2014

to the Prospectuses dated July 1, 2014, as supplemented

Notice of Name Change and New Investment Policy: The Board of Trustees of JPMorgan Trust I has approved changing the name of the JPMorgan Multi-Sector Income Fund (the “Fund”) to the JPMorgan Unconstrained Debt Fund. On or around October 21, 2014 (the “Effective Date”), the name change will become effective and new prospectuses dated on the Effective Date (the “New Prospectuses”) will replace the existing prospectuses for the Fund (the “Existing Prospectuses”). Concurrent with the name change, the Fund will adopt the following new non-fundamental policy (the “80% Policy”).

“Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments. Debt investments include loan assignments and participations (Loans), commitments to purchase Loans, convertible securities, bonds, and all other types of debt securities and debt instruments. Debt investments also include money market investment companies. ‘Assets’ means net assets plus the amount of borrowings for investment purposes.”

The 80% Policy may be changed by approval of the Fund’s Board of Trustees without shareholder approval. The Fund will provide shareholders at least 60 days notice of a change in the policy to invest at least 80% of its assets in debt investments. Please note that the Fund’s investment objective is not changing and the Fund will continue to be managed in the same way as contemplated by the Existing Prospectuses notwithstanding the name change or the addition of the new 80% Policy.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE